SUPPLEMENT DATED APRIL 7, 2021
TO

PROSPECTUS DATED APRIL 29, 2011
FUTURITY ACCUMULATOR II VARIABLE UNIVERSAL LIFE INSURANCE

PROSPECTUS DATED NOVEMBER 3, 2008
FOR FUTURITY SURVIVORSHIP II VARIABLE UNIVERSAL LIFE INSURANCE

PROSPECTUS DATED MAY 1, 2008
FOR FUTURITY PROTECTOR II VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY DELAWARE LIFE INSURANCE COMPANY OF NEW YORK
DELAWARE LIFE NY VARIABLE ACCOUNT D

This supplement contains important information about an investment option available under Your policy.

On November 18, 2020, the Board of Trustees of Delaware VIP Trust approved the reorganization of the following Delaware VIP Series into and with a substantially similar series and class of Lincoln Variable Insurance Products (“LVIP”), as shown in the table below.

Delaware VIP Series	LVIP Series
Delaware VIP Smid Cap Core Series	LVIP Delaware SMID Cap Core Fund

If approved by Delaware VIP Series shareholders, the reorganization is expected to take place on or about the close of business on April 30, 2021.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

THE POLICIES REFERENCED IN THIS SUPPLEMENT ARE NO LONGER FOR SALE.